                                          Exhibit (10)-20
                                          Unicom Corporation and
                                          Commonwealth Edison Company
                                          Form 10-K File Nos. 1-11375 and 1-1839



                              SECOND AMENDMENT TO
                             EMPLOYMENT AGREEMENT


  This SECOND AMENDMENT (the "Second Amendment") dated as of January 27, 1999 to the Employment Agreement dated as of March 10, 1998 by and among the parties hereto (the "Employment Agreement"), as subsequently amended by the First Amendment to Employment Agreement (as so amended, the "Existing Employment Agreement"), is made by and among Unicom Corporation, an Illinois corporation ("Unicom"), Commonwealth Edison Company, an Illinois corporation ("ComEd"), and John W. Rowe ("Executive").

  WHEREAS, the Compensation Committee of the Board of Directors of each of Unicom and ComEd and Executive have determined that it is desirable to amend that portion of the Existing Employment Agreement relating to Executive's Annual Incentive; and

  WHEREAS, such Compensation Committees approved and adopted such amendment at their meetings on January 27, 1999;

  NOW THEREFORE, in consideration of their mutual undertakings set forth in this Amendment, the parties hereto agree as follows:


                                       I

  Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Employment Agreement shall have the meaning assigned to such term in the Existing Employment Agreement. Each reference to "this Agreement" and each other similar reference contained in the Existing Employment Agreement shall refer, from and after the date hereof, to the Existing Employment Agreement as amended hereby.


                                       II

  The last sentence of Section 4.3 is hereby amended to read as follows:

          "During each of 1998 and 1999, the Annual Incentive shall be paid in cash as to the first $300,000 thereof and the excess, if any, shall be paid 50% in cash and 50% in shares of Common Stock."


                                      III

  Except as amended herein, the Existing Employment Agreement remains in full force and effect.

                                       IV

  This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

  IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first written above.


                                            UNICOM CORPORATION

                                  By:______________________________________
                                               Edward A. Brennan,
                                          Chairman of the Compensation
                                        Committee of the Board of Directors

                                  By:_______________________________________
                                                Donald P. Jacobs
                                           Lead Non-employee Director


                                  COMMONWEALTH EDISON COMPANY

                                  By:_______________________________________
                                               Edward A. Brennan,
                                          Chairman of the Compensation
                                        Committee of the Board of Directors

                                  By:_______________________________________
                                               Donald P. Jacobs
                                         Lead Non-employee Director


                                  EXECUTIVE:

                                  __________________________________________
                                          John W. Rowe

                                       3